UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  May 11, 2015
(Date of earliest event reported)

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SciClone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)
950 Tower Lane, Suite 900, Foster City, CA (Address of principal executive offices)		94404 (Zip Code)
(650) 358-3456 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition

On May 11, 2015, SciClone Pharmaceuticals, Inc. issued a press release announcing final financial results for the first quarter ended March 31, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit 99.1	Press release dated May 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2015	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer and Senior Vice President, Finance

Exhibit Index

Exhibit No.       Description

99.1                    Press release dated May 11, 2015.